Exhibit 1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File No. 333-34569.


                                                 ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
June 29, 1998.

                                      F-13